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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K




                                CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT: DECEMBER 15, 2000



                         COMPREHENSIVE CARE CORPORATION
               (Exact Name of Registrant as Specified in Charter)



            DELAWARE                       1-9927                95-2594724
            --------                       ------                ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


             4200 WEST CYPRESS STREET, STE. 300
             TAMPA, FLORIDA                                    33607
             ----------------------------------------       ----------
             (Address of Principal Executive Offices)       (Zip Code)



       Registrant's telephone number, including area code:    (813) 876-5036
                                                          ---------------------


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         On December 15, 2000, Comprehensive Care Corporation (the "Company") held its 2000 Annual Meeting of Stockholders. The meeting was held to elect one
(1) Class I Director to the Company's Board of Directors.

         Stockholders of the Company's Common Stock, $.01 par value, of record as of October 31, 2000 (the "Record Date") were entitled to notice of the Annual Meeting and to vote at such meeting. As of the Record Date, there were 3,817,805 shares of Common Stock entitled to vote at the meeting. Shareholders holding 3,380,884 shares of Common Stock, representing a majority of the Common Stock and representing a quorum (approximately 88.6% of the total shares entitled to vote), were represented at the meeting either in person or by proxy.

         RESULTS OF ELECTION OF DIRECTORS

         Shareholders were asked to elect one (1) Class I Director to the Company's Board of Directors. Set forth below is the name of the person nominated for and elected to serve on the Company's Board of Directors for a term of three (3) years until the year 2003 Annual Meeting of Stockholders and until his successor is duly elected and qualified as well as the results of the voting for the nominee.

         Name                     Votes For                  Votes Withheld
         ----                     ---------                  --------------

         Mary Jane Johnson        3,358,462                       22,422

         The Board of Directors of the Company is now comprised of the following two (2) directors: Mr. Robert J. Landis, the sole Class III Director whose term expires at the 2001 Annual Meeting of Stockholders and Ms. Mary Jane Johnson, the sole Class I Director whose term expires at the 2003 Annual Meeting of Stockholders.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COMPREHENSIVE CARE CORPORATION



                                                By: /s/ ROBERT J. LANDIS
                                                -------------------------------
                                                Name:  Robert J. Landis
                                                Title: Chairman, Treasurer, and
                                                       Chief Financial Officer


Date: December 15, 2000



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